Exhibit 4.8

GENETRONICS BIOMEDICAL CORPORATION
NUMBER		SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
GB

THIS CERTIFICATE IS TRANSFERABLE IN VANCOUVER, B.C., TORONTO, ONT. OR DENVER, CO.	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 371916 10 7

This certifies that
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

GENETRONICS BIOMEDICAL CORPORATION transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

DATED:

[SEAL]
SECRETARY		PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:	COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY OF CANADA	COMPUTERSHARE TRUST COMPANY, INC.
VANCOUVER AND TORONTO	P.O. BOX 1596
TRANSFER AGENT AND REGISTRAR	DENVER, COLORADO 80201
CO-TRANSFER AGENT AND REGISTRAR

BY	BY
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

GENETRONICS BIOMEDICAL CORPORATION

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby calls, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

x
NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
x

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.